Giga-tronics | gresham worldwide



DEC 2021
Gresham Opportunity

Forward Looking Statements

This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that are not historical facts, such as statements about our business outlook, forecast and strategy, opportunities, business goals and objectives, and statements about historical results that may suggest trends for our business. You may identify these statements by the use of terminology such as “guidance”, “believe”, “expect”, “will”, “project”, “forecast” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties and may cause actual results to vary materially from the forward-looking statements.

Factors that might cause actual results to differ include, among others, our continuing due diligence investigation of and our ability to successfully manage and integrate any businesses we may acquire, delays with manufacturing and delivering our RADAR/EW solutions; receipt or timing of future orders; cancellations or deferrals of existing orders; our potential need of additional financing; potential competition; the volatility in the market price of our common stock and general market conditions.

For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our most recent registration statement on Form S-1 and annual report on Form 10-K, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and the company assumes no obligation to update this information.

Giga-tronics | gresham worldwide

Giga-tronics expects to sign a Share Exchange Agreement for a reverse merger with Gresham Worldwide

Creating a public company with scale positioned for growth in three attractive end markets

Benefits to GIGA Shareholders

- **32.3% Ownership** in a much stronger public company
- **Combined LTM sales of $39.2M**
- Public company **costs will be absorbed** (~$750k/annually); reducing G&A expenses as a % of sales
- **Nasdaq up-listing**
  -$25M follow-on public offering for M&A
  - with $10M provided by Gresham's parent company, Ault Global Holdings



Creating a Stronger, Better Company

- Focused on **three attractive markets**: Electronic Warfare, RF Solutions/Filters and Power Conversion
- **Strengthened management team** that has executed 3 major acquisitions in last 3 years
- **Expanded global reach**: Israel & Europe
- Significantly **improved engineering and R&D resources**





Electronic Warfare



RF Solutions
RF Filters



Power Conversion

Enertec Systems

Israel

LTM sales: $10.3M

Israel's largest private developer of specialized electronic systems for the aerospace and defense markets

Electronic Warfare

Microphase Corp.

Connecticut

LTM sales: $7.3M

Advanced radio frequency (RF), microwave solutions for US Department of Defense and global defense OEMs

RF Solutions RF Filters

Relec Electronics Ltd.

England

LTM sales: $7M

Power conversion, transformers and distribution solutions

Gresham Power Electronics

England

LTM sales: $2.2M

Best in class, high density power conversion equipment for the Military market

Power Conversion

Enertec Systems Ltd

Enertec Systems: Israel
LTM Sales: $10.3M

Microphase Corp: CT
LTM Sales: $7.3M

Relec Electronics Ltd.
England
LTM Sales: $7M

Gresham Power Electronics
England
LTM Sales: $2.2M

Giga-tronics
EW Test
LTM Sales: $2.1M

MicroSource, Inc. Excellence by Design
LTM Sales: $10.3M

Electronic Warfare

RF Solutions RF Filters

Power Conversion

TTM Revenue Increases from $12.4M to $39.2M

- North America defense & aerospace and telecommunication solutions through Microphase Corp., located in **Shelton, CT**

- European defense, naval and power solutions and supplies sales through Gresham Power Electronics, located in **Salisbury, UK** and **Wareham, UK**


Salisbury, UK
Wareham, UK
Karmiel, Israel
Shelton, CT
Washington, DC
Dublin, CA
Phoenix, AZ

- US Government & Pentagon relations, located in **Washington, DC**
- Headquarters for global operations, located in **Phoenix, AZ**

- Israel defense & aerospace combat solutions and medical technology through Enertec Systems Ltd., located in **Karmiel, Israel**

● Giga-tronics ● gresham worldwide

Jonathan Read, Chief Executive Officer

- Seasoned CEO with experience running global business operations with specific expertise in raising capital, strengthening brands and building businesses

Timothy Long, Chief Operating Officer

- Versatile Executive with 40 years experience building businesses large and small with specific expertise in defense sector, operations management, corporate development, strategic communications, business planning, marketing and law

Robin Shaffer, Chief Technology & Innovation Officer

- Combines strong technical and business background with broad experience in wireless communications, power solutions, electronic applications and systems control

Giga-tronics | Enertec Systems Ltd

RADAR/EW THREAT EMULATION



25 years of operation, 60 professionals, mostly engineers with proven experience

Israel's largest private manufacturer of specialized military electronic systems

Main supplier of special medical calibration system for Biosense/ Johnson & Johnson Inc.



BOEING NORTHROP GRUMMAN Honeywell

Israel

Elbit SYSTEMS Ltd IAI RAFAEL SMART AND TO THE POINT SpectraLink

MicroSource, Inc.
Excellence by Design

Microphase Corporation

SOLE SOURCE RF SOLUTIONS



- **Designs, Engineers, Develops and Manufactures** radio, microwave & millimeter wave frequency communications systems and components
  - Detectors, filters & detector log video amplifiers

- High quality, ultra-reliable products with elegant engineering and **"High Touch, High Tech"** precision manufacturing

- **Dedicated & Skilled Workforce** (49 Employees)
  - Engineering (6 Engineers, 2 Designers/Draftsmen)
  - Sourcing (Manager, 2 Inventory Control, 3 Machinists)
  - Production (13 Assembly, 10 Technicians)
  - Quality Control (Director, 2 Inspectors)

  - 22 Current Security Clearances, 3 pending

- **Certifications**: ISO 9001:2015, AS 9100-D, ITAR

- **Blue Chip Customer Relationships**

- **Backlog & Opportunity Stream:**
  - $10M order backlog
  - $15M in opportunity stream (long-term contracts)
  - Parts for long life cycle platforms (F-15, F-16, F-35, B-1, B-2, Patriot)

- **Revenue Trending Up:**
  - $4.4M 2019, $7M 2020, $7.5M 2021 (Est)
  - Margins improving with increased capacity usage

gresham
Gresham Power Electronics

RELEC


MORNSUN
bel
bel
1332
SLAN-12D2A0

Relec Electronics adds a **new area of expertise to GIGA** as an English supplier of power conversion and display technology products in the industrial, rail transportation and emerging electronic markets

Giga-tronics | gresham worldwide



FINANCIALS


COMBINED COMPANY
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
CY19
CY20
CY21
CY22 FCST
MICROSOURCE +MICROPHASE
ENERTEC + EW TEST
POWER CONVERSION

	Post Merger			
	GIGA	GWW	Total	% Total
Merger Ratio	32.26%	67.74%	100.0%	
Common Stock(1)	3,186,548	2,920,085	6,106,633	54.2%
Preferred Stock	-	3,960,042	3,960,042	35.2%
Warrants	68,675	-	68,675	0.6%
Stock Options	377,580	499,751	877,331	7.8%
Restricted Stock Grants		249,875	249,875	2.2%
Fully-Diluted Shares Outs	**3,632,803**	**7,629,753**	**11,262,556**	**100.0%**

CY22
Revenue ~ $ 42M
EBITDA ~ $ 3M

Synergies: GIGA & Gresham

- **Highly synergistic** to GIGA's
  - military core competency
  - manufacturing expertise
  - customer base

- **Microsource and Microphase**
  - Similar RF filter businesses
  - We will be **investing** in Microsource rather than just harvesting!

- **Enertec and GIGA EW Test business**
  - Share microwave up/down converter technology
  - Access to 42 engineers in Israel
  - More rapid innovation
  - Access to **Israel's** military market



Vision

- **Drive revenue growth** through additional reach and cross-selling opportunities
- **Reduce costs** as a percentage of sales with operational synergies
- Leverage **management's expertise**
- Grow capital base to **pursue targeted acquisitions**

Create a viable, exchange listed public company positioned for sustained shareholder value



Giga-tronics | gresham worldwide



Thank You